Third Quarter 2012 Update September 30, 2012 Bryn Mawr Bank Corporation NASDAQ: BMTC Strong - Stable - Secure Exhibit 99.1

Safe Harbor
•
This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.
•
Please see the section titled Safe Harbor at the end of the presentation for more information regarding these types of statements.
•
The information contained in this presentation is correct only as of November 9,
2012. Our
business, financial condition, results of operations and prospects may have changed since that date, and we do not undertake to update such information.

Bryn Mawr Bank Corporation
Profile
Founded in 1889 – 122 year history
A unique business model with a traditional commercial bank ($1.8 billion)
and a trust company ($6.5 billion) under one roof at September 30, 2012
Wholly owned subsidiary – The Bryn Mawr Trust Company
Largest community bank in Philadelphia’s affluent western suburbs
3 wealth acquisitions and 1 bank acquisition completed since 2008
Experienced and committed management team

WAYNE
WEST CONSHOHOCKEN
EXTON
PAOLI
BRYN MAWR
ARDMORE
*BALA CYNWYD
HAVERTOWN
WEST CHESTER
NEWTOWN SQUARE
PHILADELPHIA
MEDIA
SWARTHMORE
CHESTER HEIGHTS
WILLOWDALE
CHADDS FORD
ASTON
BROOKHAVEN
CHESTER
*WILMINGTON

*ANTICIPATED OPENING IN FOURTH QUARTER OF 2012.

3 Southeast PA / DE Branch Footprint

Investment Considerations
Quarterly dividend of $0.16 per share
Profitability Ratios:
The Corporation’s shareholders’ equity grew $16.9 million or 9.2% from
December 31, 2011 to September 30, 2012
Emphasize increasing earnings per share going forward
Diversified revenue base: non-interest income 43% of total revenue for the 3-months ended September 30, 2012
9/30/2012 12/31/2011
Return on Average Assets (ROA) 1.18% 1.13%
Return on Average Equity (ROE) 10.93% 10.63%
Return on Average Tangible Equity (ROTE) 14.87% 13.67%

Comments on BMTC from Bank Analysts
Due to its profitability and revenue mix, we believe Bryn Mawr warrants a premium multiple
(Sterne Agee, July 2012)
In what remains a tough operating environment for banks, Bryn
Mawr’s results demonstrate the benefits of a diversified revenue stream
(Keefe, Bruyette & Woods, July 2012)
Revenue diversity helps defray margin pressure, maintain buy rating
(Stifel Nicolaus, July 2012)
Going forward, despite fierce macroeconomic headwinds, we believe management’s efforts are likely to produce significant core EPS growth
(Merion Research, October 2012)

Year to Date 2012 BMTC Stock Performance
Closing price on December 30, 2011: $19.49
Closing price on September 30, 2012: $22.44
Dividends declared per share – 9 months 2012: $0.48
Security or Index
Year to Date
2012 Return
3 Year Annualized
Return**
Trailing 12-Month
Dividend Yield
BMTC* 17.83% 2.20% 2.81%
NASDAQ Bank Index* 18.56% -5.08% 2.01%
KBW Bank Index* 27.88% -2.33% 1.89%
*Source: Bloomberg
** Annualized return -12/31/2008 to 12/31/2011

Consistent BMTC Annual Dividend
Year Annual
Dividend
Dividend Yield
Year-End
Dividend Payout
Ratio
2008 $0.54 2.69% 50.0%
2009 $0.56 3.71% 47.5%
2010 $0.56 3.21% 65.9%*
2011 $0.60 3.08% 39.0%
2012 $0.64** 2.85%** 39.8%**
*Excluding the $5.7 million of merger related and due diligence expense, the dividend payout ratio was 46.0%.
** Expected annualized 2012 figures.

Growth Initiatives

2012 Strategic Initiatives
3-8-3 Strategic Plan
$3 billion in Banking assets - $8 billion in Wealth assets – 3 years
(December 2014)
Approved by the Board of Directors on May 8, 2012
Organic growth – opportunistic expansion
Inorganic growth criterion - Acquisitions to be strategic and accretive to earnings per share in first 12 months (excluding merger costs)

2012 Strategic Initiatives - continued
Close the First Bank of Delaware acquisition
Focus on the net interest margin
Concentrate on growing fee based income
Continued emphasis on strong credit quality
Integrate, streamline and assimilate recent acquisitions into more effective and efficient wealth operations
Enhance and upgrade IT infrastructure

Purchase of Deposits and Loans from First Bank of
Delaware
•
Announced May 2, 2012
•
Purchasing approximately $70 million of deposits and $90 million of loans
•
Loan Composition: $12 million at a discount of 18%; balance at par
•
Deposits: effective deposit premium of 1%
•
Opportunity to enter an attractive market with an established loan portfolio
•
After-tax transaction costs estimated at $1.2 million
•
Expected to close in the fourth quarter of 2012, pending certain conditions

Purchase of Deposits and Loans from First
Bank of Delaware - continued
Branch is located along heavily traveled Wilmington Pike (Route 202)
Compliments Lau Associates and Bryn Mawr Trust Company of Delaware
First Bank of Delaware branch presents a market penetrating opportunity to obtain an established local presence
Branch will serve as a launching pad for additional branches in the market
Strategically
Compelling
Low Risk
Transaction
Detailed due diligence completed with detailed underwriting
Acquired loans are performing and loan marks conservative
Substantial protection via Purchase and Assumption Agreement
Financially
Attractive
Material EPS accretion
Nominal tangible book value dilution
Internal rate of return in excess of internal thresholds

Financial
Review
The following financial highlights include revisions to
selected financial data resulting from the correction of an
immaterial accounting error. See slides 35-37 at the end
of this presentation for details.

Financial Highlights
3
rd
Qtr
2012
2
nd
Qtr
2012
1
st
Qtr
2012
4
th
Qtr
2011
3
rd
Qtr
2011
Total Assets
($ in billions)
$1.81 $1.85 $1.84 $1.77 $1.76
Portfolio Loans & Leases
($ in billions)
$1.31 $1.30 $1.30 $1.29 $1.28
Total Deposits
($ in billions)
$1.40 $1.43 $1.43 $1.38 $1.35
Total Wealth Assets
($ in billions)
$6.48 $6.28 $5.15 $4.83 $4.50
Market Capitalization
($ in millions)
$296.8 $280.1 $297.4 $253.2 $215.0
Net Income
($ in millions)
$5.43 $5.35 $5.07 $5.00 $5.23

Financial Highlights - continued
3
rd
Qtr
2012
2
nd
Qtr
2012
1
st
Qtr
2012
4
th
Qtr
2011
3
rd
Qtr
2011
Diluted Earnings Per
Common Share
$0.41 $0.40 $0.39 $0.38 $0.41
Dividends Declared $0.16 $0.16 $0.16 $0.15 $0.15
Book Value Per Share $15.02 $14.73 $14.40 $14.07 $14.29
Tangible Book Value Per
Share
$11.14 $10.77 $11.20 $10.78 $11.08
Tangible Common Equity
Ratio
8.58% 8.07% 8.22% 8.19% 8.41%
Efficiency Ratio 67.0% 66.4% 65.7% 65.4% 62.8%
Efficiency Ratio
(excluding merger/due diligence costs)
65.9% 63.1% 64.9% 65.7% 62.3%

16 Quarterly Net Interest Margin On a tax-equivalent basis 3.90% 3.91% 3.93% 3.84% 3.78% 3.0% 3.2% 3.4% 3.6% 3.8% 4.0% 4.2%

17 Quarterly Non-Interest Income (As a % of Total Revenue) 37% 37% 37% 42% 43% 15% 25% 35% 45% 55%

Capital Considerations
Maintain a “well capitalized” capital position including a target tangible common equity to tangible asset ratio of 8.00%
Selectively add capital to maintain capital levels and fund asset growth and acquisitions
Strong emphasis on retained earnings going forward
Shareholders’ equity grew $16.9 million or 9.2% from December 31, 2011 to September 30, 2012
Shelf Registration (Form S-3) of $150 million provides the ability to raise capital as needed including a Dividend Reinvestment and Direct Stock
Purchase Plan with Waiver

Capital Position - Bryn Mawr Bank Corporation
9/30/2012* 6/30/2012 3/31/2012
Tier I 11.64% 11.30% 11.52%
Total (Tier II) 13.74% 13.90% 14.23%
Tier I Leverage 8.98% 8.80% 9.07%
Tangible Common
Equity
8.58% 8.07% 8.22%
*September 30, 2012 and June 30, 2012 figures reflect the acquisition of Davidson Trust Company and intangible assets of $11.0 million. The September 30, 2012 figures reflect the Davidson Trust Company acquisition and the prepayment of $7.5 million of subordinated debt at 6.22% on September 14, 2012.

Wealth Division Review

$2.28
$2.15
$2.87
$3.41
$4.83
$6.48
$1.5
$2.5
$3.5
$4.5
$5.5
$6.5
$7.5
2007 2008 2009 2010 2011 3rd Qtr 2012
Wealth Assets Under Management, Administration,
Supervision and Brokerage
($ in billions)
Excludes Community Bank’s assets in 2007

Wealth Management Fees
($ in millions)
* Annualized run rate is approximately $32 million for Wealth Management Revenue using 3
rd
quarter of 2012
$13.5 $13.8
$14.2
$15.5
$21.7 $21.4
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
2007 2008 2009 2010 2011 3rd Qtr
2012*

Wealth Division Highlights
Wealth Management
(Bryn Mawr, Hershey, Davidson Trust)
$4.66 billion in assets
Integrated solutions to protect and preserve wealth
Estate Planning
Retirement Planning
Investment Management
Custody Services
Philanthropic Services
Fiduciary Trust Services
Long standing client relationships

Wealth Division Highlights - continued
Bryn Mawr Asset Management (Bryn Mawr, PA)
$305 million in assets
Brokerage services, asset allocation, objective advice
“Lift Out” strategy with other opportunities being continuously evaluated
BMTC of Delaware (Greenville, DE)
$918 million in assets
Provides corporate fiduciary and administrative trustee services under
Delaware law and the full spectrum of tax advantaged strategies
Lau Associates (Greenville, DE)
$604 million in assets
Fee-only, independent multi-family office providing highly personalized service and sophisticated financial planning

Credit Review

Portfolio Loan & Lease Growth
($ in millions)
* From 2010 forward, includes the addition of the First Keystone loan portfolio.
**  Proforma at September 30, 2012 including First Bank of Delaware: $1.41 billion in total loans and leases.
$803
$900
$886
$1,197
$1,295
$1,314
$500
$700
$900
$1,100
$1,300
$1,500
2007 2008 2009 2010* 2011 3rd Qtr 2012**

Loan Composition at September 30, 2012
($ in millions)
Total loans and leases of $1.314 billion
$472
$274
$214
$301
$22
$31
Commercial Mortgages
(36%)
Commercial & Industrial
(21%)
Home Equity & Consumer
Loans (16%)
Residential Mortgages
(23%)
Construction
(2%)
Leases
(2%)

Quarterly Asset Quality Data
3
rd
Qtr
2012
2
nd
Qtr
2012
1
st
Qtr
2012
4
th
Qtr
2011
3
rd
Qtr
2011
Non-Performing Loans as a % of
Portfolio Loans and Leases
1.05% 1.41% 1.73% 1.11% 1.11%
Allowance as a % of Portfolio
Loans and Leases
1.04% 1.01% 1.00% 0.98% 0.91%
Non-Performing Assets as a % of
Assets
0.78% 1.03% 1.25% 0.84% 0.88%
Annualized Net Charge-Offs as a %
of average quarterly loans and
leases
0.16% 0.28% 0.23% -0.01% 0.49%

Loan and Lease Updates
4
th
quarter 2012 loan pipeline looks promising
Recent hires of experienced lenders has been beneficial as they have brought increased business to the Bank
The lease portfolio at September 30, 2012 is $31 million, has an average yield of 9.97% and a delinquency rate of 0.33%
Significant decline in non-performing assets from $23.0 million at March
31, 2012 to $14.2 million at September 30, 2012

Summary
Outstanding franchise in a stable market
Focus on Wealth Services, Business Banking and Residential Mortgage
Diversified income base – non interest income 43% at September 30,
2012
Outstanding loan quality in a difficult economic environment
Sound business strategy, strong asset quality, well capitalized and solid risk management procedures serve as a foundation for potential strategic expansion

Ted Peters, Chairman
610-581-4800
tpeters@bmtc.com
Frank Leto, EVP
610-581-4730
fleto@bmtc.com
Joseph Keefer, EVP
610-581-4869
jkeefer@bmtc.com
Duncan Smith, CFO
610-526 –2466
jdsmith@bmtc.com
Aaron Strenkoski, VP – Investments & Shareholder Relations – 610-581-4822 – astrenkoski@bmtc.com

This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of
1933, as amended, and the Securities Exchange Act of 1934, as amended. Such forward-looking statements may include financial and other projections as well as statements regarding Bryn
Mawr Bank Corporation’s (the “Corporation”) that may include future plans, objectives, performance, revenues, growth, profits, operating expenses or the Corporation’s underlying assumptions. The words “may”, “would”, “should”, “could”, “will”, “likely”, “possibly”, “expect,”
“anticipate,” “intend”, “estimate”, “target”, “potentially”, “probably”, “outlook”, “predict”,
“contemplate”, “continue”, “plan”, “forecast”, “project” and “believe” or other similar words, phrases or concepts may identify forward-looking statements. Persons reading or present at this presentation are cautioned that such statements are only predictions, and that the Corporation’s actual future results or performance may be materially different.
Such forward-looking statements involve known and unknown risks and uncertainties. A number of factors, many of which are beyond the Corporation’s control, could cause our actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so our business and financial condition and results of operations could be materially and adversely affected.
Safe Harbor

Safe Harbor (continued)
Such factors include, among others, our need for capital, our ability to control operating costs and expenses, and to manage loan and lease delinquency rates; the credit risks of lending activities and overall quality of the composition of our loan, lease and securities portfolio; the impact of economic conditions, consumer and business spending habits, and real estate market conditions on our business and in our market area; changes in the levels of general interest rates, deposit interest rates, or net interest margin and funding sources; changes in banking regulations and policies and the possibility that any banking agency approvals we might require for certain activities will not be obtained in a timely manner or at all or will be conditioned in a manner that would impair our ability to implement our business plans; changes in accounting policies and practices; the inability of key third-party providers to perform their obligations to us; our ability to attract and retain key personnel; competition in our marketplace; war or terrorist activities;
material differences in the actual financial results, cost savings and revenue enhancements associated with our acquisitions including our contemplated acquisition of the First Bank of
Delaware; and other factors as described in our securities filings. All forward-looking statements and information made herein are based on Management’s current beliefs and assumptions as of
November 9, 2012 and speak only as of that date. The Corporation does not undertake to update forward-looking statements.

Safe Harbor (continued)
For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review our filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K, as well as any changes in risk factors that we may identify in our quarterly or other reports filed with the SEC.
This presentation is for discussion purposes only, and shall not constitute any offer to sell or the solicitation of an offer to buy any security, nor is it intended to give rise to any legal relationship between the Corporation and you or any other person, nor is it a recommendation to buy any securities or enter into any transaction with the Corporation.
The information contained herein is preliminary and material changes to such information may be made at any time. If any offer of securities is made, it shall be made pursuant to a definitive offering memorandum or prospectus (“Offering Memorandum”) prepared by or on behalf of the
Corporation, which would contain material information not contained herein and which shall supersede, amend and supplement this information in its entirety.  Any decision to invest in the
Corporation’s securities should be made after reviewing an Offering Memorandum, conducting such investigations as the investor deems necessary or appropriate, and consulting the investor’s own legal, accounting, tax, and other advisors in order to make an independent determination of the suitability and consequences of an investment in such securities.

Safe Harbor (continued)
No offer to purchase securities of the Corporation will be made or accepted prior to receipt by an investor of an Offering Memorandum and relevant subscription documentation, all of which must be reviewed together with the Corporation’s then-current financial statements and, with respect to the subscription documentation, completed and returned to the Corporation in its entirety.  Unless purchasing in an offering of securities registered pursuant to the Securities Act of 1933, as amended, all investors must be “accredited investors” as defined in the securities laws of the
United States before they can invest in the Corporation.
Correction of an Immaterial Accounting Error
In September 2012, the Corporation identified an immaterial accounting error related to two of its deferred compensation plans. The provisions of the deferred compensation plans enabled certain executives and directors to have bonus payments and director fees deferred, and allowed the participants to direct the investment of these deferred amounts. Because one of the investment choices offered to the participants was the Corporation’s common stock, this stock was placed in a trust owned by the Corporation whose fair market value was periodically adjusted to reflect changes in the stock’s price. The portion of this trust that contained the Corporation’s common stock was incorrectly reported as an asset on the Corporation’s balance sheet.

Safe Harbor (continued)
Changes in the fair market value of the asset were reflected as increases or decreases in the value of the asset, as well as increases or decreases in the value of the liability to the participants. The stock held in the trust should have been classified as treasury stock and should have been reported in the stockholders’ equity section of the Corporation’s balance sheet, at cost. The resulting corrections involved adjustments to assets and stockholders’
equity, as well as adjustments to other operating expense, as changes in the fair market value of the Corporation’s common stock held in the trust are charged to deferred compensation expense, a component of other operating expense. All periods presented in the tables accompanying this presentation have been revised to reflect this correction. In addition, a reconciliation of net income, basic and diluted earnings per common share, total assets, retained earnings, and number of shares and cost of treasury stock, indicating their originally reported amounts and their corrected amounts, is included after this slide.

Effect of Immaterial Correction of Accounting Error

Income Statement Effect

(dollars in thousands except share data)

	For The Three Months Ended June 30, 2012			For The Three Months Ended March 31, 2012			For The Three Months Ended December 31, 2011			For The Three Months Ended September 30, 2011
	Originally Reported	Corrected	Difference	Originally Reported	Corrected	Difference	Originally Reported	Corrected	Difference	Originally Reported	Corrected	Difference
Net Income	$5,261	$5,345	$84	$5,235	$5,074	$(161)	$5,170	$5,004	$(166)	$5,022	$5,230	$208
Basic earnings per common share	$0.40	$0.41	$0.01	$0.40	$0.39	$(0.01)	$0.40	$0.39	$(0.01)	$0.39	$0.41	$0.02
Diluted earnings per common share	$0.40	$0.40	$—	$0.40	$0.39	$(0.01)	$0.39	$0.39	$—	$0.39	$0.41	$0.02

	For The Nine Months Ended September 30, 2011
	Originally Reported	Corrected	Difference
Net Income	$14,543	$14,598	$55
Basic earnings per common share	$1.15	$1.16	$0.01
Diluted earnings per common share	$1.15	$1.16	$0.01
Balance Sheet Effect
(dollars in thousands except share data)

	As of June 30, 2012			As of March 31, 2012			As of December 31, 2011			As of September 30, 2011
	Originally Reported	Corrected	Difference	Originally Reported	Corrected	Difference	Originally Reported	Corrected	Difference	Originally Reported	Corrected	Difference
Total assets	$1,854,885	$1,853,355	$(1,530)	$1,838,075	$1,836,411	$(1,664)	$1,774,907	$1,773,373	$(1,534)	$1,757,119	$1,755,770	$(1,349)
Retained earnings	$132,837	$132,420	$(417)	$129,702	$129,201	$(501)	$126,582	$126,242	$(340)	$123,377	$123,203	$(174)
Cost of treasury stock	$29,789	$30,901	$1,112	$29,833	$30,995	$1,162	$29,833	$31,027	$1,194	$29,833	$31,008	$1,175
Shares of treasury stock	2,905,293	2,988,561	83,268	2,909,542	2,995,681	86,139	2,909,542	2,997,628	88,086	2,909,542	2,996,600	87,058